UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 27, 2005

PARTY CITY CORPORATION

(Exact Name of Registrant as Specified in Chapter)

Delaware	0-27826	22-3033692
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

400 Commons Way, Rockaway, NJ	07866
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 983-0888

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On April 27, 2005, Party City Corporation (the “Company”) issued a press release announcing its engagement of Credit Suisse First Boston LLC as its financial advisor to assist the Company in its exploration of strategic alternatives. A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c)     Exhibits.

     A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005	PARTY CITY CORPORATION
	By:	/s/ Gregg A. Melnick
		Name:	Gregg A. Melnick
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated April 27, 2005, regarding the Company’s engagement of Credit Suisse First Boston LLC as its financial advisor.